Exhibit 99.1

3rd Quarter 2016 Webinar Series

Third Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

IMPORTANT INFORMATION American Realty Capital – Retail Centers of America 3 Risk Factors Investing in our common stock involves a high degree of risk . See the section entitled “Risk Factors” in the Annual Report on Form 10 - K and any subsequent Quarterly Reports on Form 10 - Q for a discussion of the risks which should be considered in connection with American Realty Capital – Retail Centers of America, Inc . (“ARC – RCA” or the “Company”) . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward - looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K for the year ended December 31, 2015 and Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

American Realty Capital – Retail Centers of America 4 Our primary investment objectives are: • Preserve and protect capital; • Provide attractive and stable cash distributions; and • Increase the value of assets in order to generate capital appreciation. INVESTMENT OBJECTIVES

American Realty Capital – Retail Centers of America 5 Acquire Large Retail Assets Diversify by Tenant and Geography Obtain Lease Terms of 5 Years or Greater Buy Assets at Least 80% Leased at Time of Purchase Buy at Discount to Replacement Cost ARC – RCA owns anchored, stabilized core retail properties for investment purposes, including power centers and lifestyle centers, which are located in the United States and were at least 80.0% leased at the time of acquisition. We have acquired properties, which we believe were valued at a substantial discount to replacement cost using current market rents and with significant potential for appreciation. The ARC – RCA portfolio has been constructed with an exit in mind, through listing on a national exchange, acquisition by another real estate investment trust (“REIT”) or other type of strategic alternative. ACQUISITION STRATEGY

PORTFOLIO UPDATE (1) American Realty Capital – Retail Centers of America 6 Real Estate Investments, at Cost : $1.27 Billion Number of Properties: 35 Rentable Square Feet: 7.5 Million Percentage Leased: 92.9% Weighted Avg. Remaining Lease Term: 5.2 years Based on rentable square feet (1) Data as of September 30, 2016, unless indicated otherwise 89% 11% Power Center Lifestyle Center Q3 2016 Leasing Activity Number of Leases Rentable Square Feet Annualized Straight - Line Rental Income New Leases: 8 70,241 $1.2 mm Lease Renewals: 19 128,207 $1.7 mm Lease Terminations: 5 18,051 $0.3 mm

American Realty Capital – Retail Centers of America 7 • Low secured debt outstanding • Estimated per - share net asset value of $9.00 as of December 31, 2015 was published on March 11, 2016 in compliance with FINRA 15 - 02. American Realty Capital – Retail Centers of America, Inc. Balance Sheet Metrics – 9/30/2016 (all in $000s) Total real estate investments, at cost $1,274,836 Less: accumulated depreciation and amortization (106,537) Total real estate investments, net 1,168,299 Cash and cash equivalents 45,152 Other assets 38,668 Total assets $1,252,119 Debt outstanding: Mortgage notes payable (1) $130,785 Credit facility 304,000 Total debt outstanding 434,785 Other liabilities 106,588 Total liabilities 541,373 Total stockholders’ equity 710,746 Total liabilities and stockholders’ equity $1,252,119 Total mortgage notes payable / Total assets 10.4% Total debt / Total assets 34.7% (1) Mortgage notes payable reflects the gross payable balance, including mortgage premiums, net, less net deferred financing costs. FINANCIAL OVERVIEW

MARKET CONDITIONS American Realty Capital – Retail Centers of America 8 • U.S. retail vacancy at the end of Q3 2016 stood at 7.4%, maintaining consistent declines since 2010 (1) . ARC - RCA’s current vacancy is in line with the national average. • Due to current and near - future market conditions, ARC - RCA management believes investors will shift away from the increasing volatility and risk of the equities markets in favor of real assets. • The National Retail Federation expects sales during the holiday season, excluding autos, gas and restaurant sales, to increase 3.6% to $655.8 billion — significantly higher than the 10 - year average of 2.5% (2) US Retail (1) Asking Rent vs. Vacancy US Retail (1) Economic Indicators (1) Cushman and Wakefield: U.S Shopping Center Snapshot Q3 2016 (2) Press Release: “National Retail Federation Forecasts Holiday Sales to Increase 3.6%”, October 4, 2016

EXPERIENCED BOARD AND MANAGEMENT TEAM American Realty Capital – Retail Centers of America 9 Katie P. Kurtz CFO / Treasurer / Secretary Michael Weil CEO / President Kase Abusharkh CIO ARC – RCA is led by seasoned professionals with extensive and dynamic experience in real estate: Leslie D. Michelson Lead Independent Director Audit Committee Chair Edward G. Rendell Independent Director Michael Weil Chairman Board of Directors Leadership

American Realty Capital – Retail Centers of America 10 ◙ Founded in 1965 ◙ Among Largest Private Diversified Real Estate Services Firms in U.S. ◙ Full Service – development, sales, advisory and property management ◙ $63 Billion Real Estate Assets Under Management ◙ Properties located in more than 200 U.S. cities and 10 countries throughout Europe ◙ 6,000 Employees ◙ 40 Administrative Offices in U.S./Europe ◙ 300 Management Offices in 32 States ◙ The ARC – RCA team works hand in hand with LPC to ensure clean lines of communication Access to Lincoln Property Company* through Service Provider * Lincoln Retail REIT Services, LLC, a Delaware limited liability company (“Lincoln Retail”), was organized specifically to p rov ide real estate services to ARC – RCA on behalf of American Realty Capital Retail Advisor, LLC (our “Advisor”). Lincoln Retail has agreed to engage the services of its affiliates as ne ces sary, to maintain an adequate number of skilled and licensed employees, in addition to all systems, equipment and software needed to carry out the services for which it has been engaged, ex clusively for the benefit of ARC – RCA. Per the exclusive services agreement, Lincoln Retail is responsible for the services that it has undertaken to provide and its affiliates are n ot contractually bound to provide it with assistance. Lincoln Property Company does not function as ARC – RCA’s service provider. LINCOLN PROPERTY COMPANY

American Realty Capital – Retail Centers of America 11 Since inception, ARC – RCA has paid out $2.72 per share of regular distributions in cash and DRIP. CONSISTENT DISTRIBUTIONS $2.72 per share (Cumulative) (1) (1) Totals as of each period presented represent cumulative distributions per share assuming shares had been held since June 8, 2012, the date when we acquired our first property and our distributions began to accrue. On September 19, 2011, our board of directors authorized, and we declared, distributio ns of $0.64 per annum, per share of common stock. $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00

American Realty Capital – Retail Centers of America 12 • On August 30 , 2016 , in contemplation of the Mergers (defined below), the Company determined to suspend the Company’s distribution reinvestment plan (the “DRIP”) . The final issuance of common stock pursuant to the DRIP occurred in connection with the distribution paid on August 1 , 2016 . • On September 6 , 2016 , in contemplation of the Mergers (defined below), the Company’s board of directors determined to suspend the Company’s share repurchase program effective as of September 8 , 2016 . • Also on September 6 , 2016 , the Company and its operating partnership, American Realty Capital Retail Operating Partnership, L . P . (the “OP”), entered into an Agreement and Plan of Merger with American Finance Trust, Inc . (“AFIN”), American Finance Operating Partnership, L . P . (the “AFIN OP”) and Genie Acquisition, LLC, a wholly owned subsidiary of AFIN (the “Merger Sub”), providing for the merger of the Company with the Merger Sub and the OP with the AFIN OP (together, the “Mergers”) (1) . SUPPLEMENTAL INFORMATION (1) The completion of the Mergers is subject to the approval of ARC – RCA and AFIN’s stockholders as well as satisfaction of customary closing conditions.

Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2015 and updated in Quarterly Reports on Form 10 - Q from time to time. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements: • We may not be able to consummate the Merger with AFIN within the expected time period, or at all, due to various reasons, inc lud ing, but not limited to, the failure to obtain approval by our stockholders and the stockholders of AFIN. • We and AFIN expect to incur substantial expenses related to the Merger, whether or not consummated, and may be unable to real ize the anticipated benefits of the Merger or do so within the anticipated time frame. • All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our Advi sor , or other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global" or the "Parent of ou r Sponsor"). As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including conflict s c reated by our Advisor's and its affiliates' compensation arrangements with us and other investment programs advised by affiliates of the Pa ren t of our Sponsor and conflicts in allocating time among these investment programs and us, which could negatively impact our operating res ults. • Lincoln Retail REIT Services, LLC and its affiliates have to allocate time between providing real estate - related services to our Advisor and other programs and activities in which they are presently involved or may be involved in the future. • We depend on tenants for revenue and, accordingly, our revenue is dependent upon the success and economic viability of our te nan ts. • Our tenants may not achieve the rental rate incentives in their lease agreements with us, which may impact our results of ope rat ions. • Increases in interest rates could increase the amount of our interest payments associated with our credit facility, as amende d, and limit our ability to pay distributions. • We are permitted to pay distributions of unlimited amounts from any source. There are no established limits on the amount of bor rowings that we may use to fund distribution payments. American Realty Capital – Retail Centers of America 13 RISK FACTORS 61007940v1

American Realty Capital – Retail Centers of America 14 RISK FACTORS • We have not generated, and in the future may not generate, operating cash flows sufficient to cover 100% of our distributions , a nd, as such, to maintain the level of distributions, we may need to fund some portion of distributions from borrowings, which may be at unfavorable rates, or depend on our Advisor to waive reimbursement of certain expenses or fees. There is no assurance that ou r A dvisor will waive reimbursement of expenses or fees. • We may be unable to maintain cash distributions at the current rate or increase distributions over time. • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates. • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit market s o f the United States of America. • We may fail to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes, whic h w ould result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cas h available for distributions. • We may be deemed to be an investment company under the Investment Company Act of 1940, as amended, and thus be subject to regulation under the Investment Company Act.

▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com www.RetailCentersofAmerica.com